EXHIBIT 10c2



        Schedule identifying substantially identical agreements, among American Brands, Inc. and The Chase Manhattan Bank (National Association), et al. amending the grantor trust established in favor of each of the following persons, to the Amendment to Trust Agreement constituting Exhibit 10c1 to the Quarterly Report on Form 10-Q of Fortune Brands, Inc. for the quarterly period ended June 30, 1997
        ------------------------------------------------------------



                                      Name
                                      ----

                                  Thomas C. Hays
                                  Robert J. Rukeyser
                                  Steven C. Mendenhall
                                  Dudley L. Bauerlein, Jr.
                                  Charles H. McGill
                                  Craig P. Omtvedt